                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549
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       In accordance with Rule 202 of Regulation S-T, this Form 12b-25 is being filed on paper pursuant to a continuing hardship exemption.

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                                   FORM 12b-25

                          Notification for Late Filing

                                                                 SEC FILE NUMBER
                                                                         0-12214

                                  (Check One):                      CUSIP NUMBER
                                                                       23437PlO9

[x] Form 10-K and Form 10-KSB      [ ] Form 20-F                 [ ] Form 11-K
[ ] Form 10-0 and Form 10-QSB                                    [ ] Form N-SAR


          For Period Ended: ...................................................
          [ ] Transition Report on Form 10-K
          [ ] Transition Report on form 20-F
          [ ] Transition Report on Form 11-K
          [ ] Transition Report on Form 10-0
          [ ] Transition Report on Form N-SAR

          For Period Ended September 30, 1996

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  Read Attached Instruction Sheet Before Preparing Form. Please Print or Type.

         Nothing in this form shall be construed to imply that the Commission has verified any information contained herein.

         If the notification related to a portion of the filing Checked above,

identify the Item(s) to which the notification relates: .......................

 ...............................................................................

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Part I -- Registrant Information

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Full Name of Registrant DALECO RESOURCES CORPORATION
                        ----------------------------
Former Name of Applicable
 .....................................................
Address of Principal Executive Offices 435 Devon Park
                                       --------------
Drive, Suite-410, Wayne, PA 19087
---------------------------------


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Part II -- Rules 12b-2-4;(b) and (c)

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If the subject report could not be filed without unreasonable effort or expense and the registrant seeks relief pursuant to Rule 12b-Z(b), the following should be completed. (Check box if appropriate) [x]

         (a) The reasons described in reasonable detail in Part III of this form could not be eliminated without unreasonable effort or expense;

         (b) The subject annual report, semi-annual report, transition report on Form 10-K Form 20-F, 11-K or Form N-SAR, or portion thereof will be filed on or before the fifteenth calendar day following the prescribed due date; or the subject quarterly report or transition report on Form 10-Q, or portion thereof will be filed on or before the fifth calendar day following the prescribed due date; and

         (c) The accountant's statement or other exhibit required by Rule 12b-25(c) has been attached if applicable.

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Part III -- Narrative

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State below in reasonable detail the reasons why Form 10-K and Form 10-KSB,
20-F, ll-K, 10-Q and Form 10-QSB, N-SAR, or the transition report or portion thereof could not be filed within the prescribed period.

         The Registrant is seeking the extension due to its failure to have received its audited financial statements in a timely manner. The Registrant's audited financial statements are being prepared by its accountants in Canada because the Registrant was a Canadian entity during its entire 1996 fiscal year. Commencing October 1, 1996, the Registrant redomesticated as a Delaware corporation. The Registrant had provided to its Canadian auditors, Coopers & Lybrand, Toronto, all information necessary for the completion of the audit, however, the auditors have not acted in a manner which would allow the filing of the Registrant's Form 10-KSB in a timely fashion. Although the Registrant's specifically requested of its auditors that the audited financials be delivered to it not later than December 27, 1996, the Registrant was advised on December 27, 1996 that its auditors had not completed their in-house review and that same would not be completed until the week of January 6, 1997.

         The Registrant believes and avers that the cause of the delay is beyond its control, in that its auditors had been provided with all the materials necessary to close any 'open issues' over three weeks ago.

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Part IV -- Other Information

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(1) Name and telephone number of person to contact in regard to this notification
C. Warren Trainor, Esquire                                  (215) 851-9800
(Name)                                       (Area Code) (Telephone Number)

         (2) Have all other periodic reports required under section 13 or 15(d) of the Securities Exchange Act of 1934 or section 30 of the Investment Company Act of 1940 during the preceding 12 months or for such shorter period that the registrant was required to file such report(s) been Filed? If the answer is no, identify report(s).

                                                                  [x] Yes [ ] No

         (3) Is it anticipated that any significant change in results of operation from the corresponding period for the last fiscal year will be reflected by the earnings statements to be included in the subject report or
portion thereof?                                                 [ ]  Yes [x] No

         If so: attach an explanation of the anticipated change, both narratively and quantitatively, and, if appropriate, state the reasons why a reasonable estimate of the results cannot be made. N/A

                          DALECO RESOURCES CORPORATION
                  (Name of Registrant as specified in charter)

has caused this notification to be signed on its behalf by the undersigned thereinto duly authorized.


Date: December 27, 1996                 BY: /s/ David F. Lincoln
                                            --------------------------
                                            David F. Lincoln, Vice President

                                 LAW OFFICES OF
                         EHMANN, VAN DENBERGH & TRAINOR
                           A PROFESSIONAL CORPORATION

TWO PENN CENTER PLAZA, SUITE 725                         TELEPHONE: 215/851-9800
PHILADELPHIA, PENNSYLVANIA 19102-1707                          FAX: 215/851-9820

                                                               December 27, 1996



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

     Re:  Daleco Resources Corporation
          -----------------------------------------

Ladies and Gentlemen:

         On behalf of the above captioned registrant, enclosed please find one manually executed original Form 12b-25, along with four conformed copies. The enclosed Form 12b-25 is being filed on paper in accordance with Rule 202 of Regulation S-T pursuant to a continuing hardship exemption.

         Kindly date stamp the copy of this letter evidencing receipt and return same to the undersigned in the enclosed, self addressed, stamped envelope.

                                   Sincerely,

                                   /s/ C. Warren Trainor
                                   ----------------------------
                                       C. Warren Trainor

CWT:cj
Enclosures